SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 11, 2003



                             THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



              Delaware             001-02217             58-0628465
          (State or other        (Commission           (IRS Employer
           jurisdiction         File Number)        Identification No.)
        of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                                      30313
    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (404)676-2121

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Item 7(c).      Exhibits

Exhibit 99 Press Release of The Coca-Cola Company, dated July 11, 2003, regarding action taken by the United States Attorney's Office for the Northern District of Georgia.




Item 5.  Other Events and Regulation FD Disclosure

Attached as Exhibit 99 and incorporated herein by reference is a copy of a press release of The Coca-Cola Company, dated July 11, 2003, regarding action taken by the United States Attorney's Office for the Northern District of Georgia.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE COCA-COLA COMPANY
                                      (REGISTRANT)


Date:  July 11, 2003            By: /s/ Connie D. McDaniel
                                    -------------------------------
                                        Connie D. McDaniel
                                        Vice President and
                                        Controller

                                 Exhibit Index



 Exhibit No.
 -----------

Exhibit 99 Press Release of The Coca-Cola Company, dated July 11, 2003, regarding action taken by the United States Attorney's Office for the Northern District of Georgia.